PAXTON ENERGY, INC.

FARM-IN PARTICIPATION AGREEMENT

Maxim Resources, Inc.

888-888 Dunsmuir St.

Vancouver, B.C.

V6C 3K4

RE:	Cooke No. 3 Well
Cooke Ranch Deep Prospect
La Salle County, Texas

Gentlemen:

Maxim Resources, Inc. (“Maxim”) desires to apply for the purchase of a farm-in working interest in the Cooke Ranch No. 3 Well in La Salle County, Texas. Maxim (“Participant”) hereby acknowledges that Paxton Energy has a participation agreement dated June 3, 2005 for 3.25% WI in the Cooke No. 3 Well in the Cooke Ranch Field Area for Edwards, Glenrose, Sligo, Hosston, Cotton Valley and/or Smackover oil/gas production.

Participant hereby applies for the farm-in purchase in the Cooke Ranch No. 3 Well of three and one quarter (3.25) percentage points at $117,000.00 per each percentage point (1.00% farm-in interest) subject to a one half percent (0.5) percentage carried WI interest to Paxton and is payable upon this application, and tenders herewith a copy of the wire instructions payable to Bayshore in the amount of $380,250.00.

Participant hereby makes the following representations, warranties and commitments:

Initial only what is applicable:

a.             By executing this Participation Agreement, Participant has committed itself to become a (3.25%) farm-in working interest owner in the Cooke No. 3 Well only. KJM initials

b.            The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in this oil and gas prospect and of making an informed investment decision. KJM initials

DRILLING OPERATIONS: Upon acceptance of the above recited consideration, on June 12, 2005, Bayshore, with Bruington Engineering L.P. as operator, commenced the drilling of the Cooke Ranch #3 well, and if warranted, will complete and equip one oil and/or gas well at the location of on the subject leases described on Exhibit “A” attached hereto, with the following terms and conditions:

1.            Bayshore has permitted said test well with the Railroad Commission of Texas, survey and staked the drilling location, built a necessary lease road, prepared the location, cured title to the drillsite contracted with third party contractors and began drilling with due diligence one test well to a total depth of 21,000 feet, or a depth sufficient to test the Smackover formation, log and test said well for the purpose of establishing commercial oil/gas production or plugging and abandoning same. Bayshore shall have the right to cease drilling operations if an impenetrable substance or formation is encountered during the drilling of said well at any depth below 10,000 feet. Paxton shall deliver a 70% net revenue interest to Participant in the Cooke No. 3 Well. Paxton and Maxim agree that there shall be a one half (0.5%) carried WI interest attributable to Participant’s working interest in favor of Paxton in said test well.

2.           Bayshore agrees that, during drilling and completion operations, Participant shall receive the following:

a.	Daily drilling and completion reports on the subject well.

b.            Copies of all logs, tests and samples gained from the drilling and completion of the subject well.

c.	Copies of all Railroad Commission of Texas filings on the subject well.

3.            In the event that an oil and/or gas well completion is attempted on the subject test well, Participant agrees to pay its proportionate share of the completion costs for the well per the Authority for Expenditure (AFE) for the Cooke No. 3 Well which equals $19,820.00, per each percentage point upon written and/or verbal notification from Paxton.

4.            In the event that commercial oil and/or gas production is established on the subject lease with said test well, then both Bayshore and Paxton shall enter into a mutually acceptable Joint Operating Agreement Model Form 610-1989 for the operation of the subject well. Paxton shall then make the assignment of a two and three Quarter (2.75) percentage WI in the Cooke Ranch No. 3 Well and its pro-ration unit acreage. All subsequent operations and subsequent wells drilled and completed on the pro-rata acreage shall be governed by the Joint Operating Agreement.

Participant recognizes that an investment in oil and gas exploration involves a high degree of risk of loss of its entire investment. Participant has been advised to consult with its own financial advisors regarding this investment. Its commitments to all investments bear a reasonable relationship to its net worth and Participant is able to bear the risk of loss of its entire investment in this prospect.

In the event that a dispute arises between Participant and Paxton or its affiliates, or any of their respective successors, representatives, agents, officers or employees, in connection with this offering, the offer and farm-in of working interest, or this farm-in Agreement, the parties hereto hereby expressly agree that any such dispute shall be resolved through Arbitration rather than litigation, and to submit the dispute to the American Arbitration Association within 15 days after receiving a written request to do so. If any party hereto fails to submit the dispute to Arbitration with in the specified time above, the requesting party may then file any papers necessary to commence arbitration. The parties hereto agree that any hearing scheduled after an Arbitration proceeding is initiated, by either party, shall take place in Salt Lake City, Utah.

This Participation Agreement, and all of its terms and conditions, represent the entire agreement between Participant and Paxton pertaining to the Cooke Ranch No. 3 well, and supersedes any and all prior agreements, written or oral. Any changes to this agreement must be agreed to in writing by both parties hereto.

This Participation Agreement, and all of its terms and conditions, shall be binding upon the parties hereto and shall extend to and be binding upon their respective heirs, successors and assigns. Participant shall provide Paxton with written notice prior to assigning any or all of Participant’s Farm-in interest herein to a third party.

Amount of Working Interest:  Participant represents that it is delivering herewith wire instructions for funds on or before June 25, 2005 in the amount of $117,000.00 per each percentage point. The total point(s) for which Participant is offering to purchase and the total amount of the aforementioned funds are as follows:

Total Point(s) Desired:	Three and One-Quarter (3.25)
Amount of Subscription:	$380,250.00

**Wire funds to Bayshore Exploration L.L.C.

IN WITNESS HEREOF, the undersigned has executed this Agreement on the date set forth below:

__________________	_________________
S.S. No/Federal I.D. No	Participant’s Signature

888-888 Dunsmuir St.	Maxim Resources, Inc
Business Address - Street	Participant’s Name

Vancouver, BC V6C 3K4	888-888 Dunsmuir Street
City, State & Zip	Home Address

604/630-0280	Vancouver, B.C. V6C 3K4
Business Telephone	City, State & Zip

604/688-7846	604/630-0280
Fax Number	Home Telephone

Art©MaximResources.com

E-Mail Address

**Please note where and how you would like to receive your reports.

ACCEPTANCE

Paxton Energy, Inc. hereby accepts the offer represented by the foregoing Farm-in Agreement, subject to the terms and conditions thereof.

AGREED AND ACCEPTED ON THIS 25 DAY OF JULY 2005.

By: /s/ Keith J. McKenzie

Keith J. McKenzie, COO

KJM:kjm

Exhibits “A”

EXHIBIT “A”

To Farm-In Agreement

MEMORANDUM OF OIL AND GAS LEASE

[76695]

STATE OF TEXAS	§

COUNTY OF LASALLE	§

KNOW ALL MEN BY THESE PRESENTS:

BE IT REMEMBERED that on the 29th day of April, 2005, an Oil and Gas Lease was made and entered into between Lon Cartwright, Lessor, whose address is Twin Oaks Ranch, Dinero, Texas 78350 and Bay Shore Exploration, L.L.C., Lessee, (whether one or more), whose address is 20501 Katy Freeway, Suite 216, Katy, Texas 77450, pursuant to which Lessor has leased to Lessee for a primary term of three (3) years from the 29th day of April, 2005, and so long thereafter as oil or gas is produced in paying quantities thereunder or as long as said lease is otherwise maintained in whole or in part by any other provisions of said lease, and upon the terms and conditions stated in said oil and gas lease, and subject to the royalties reserved in said oil and gas lease, those certain lands of the Lessor situated in LaSalle County, Texas, comprising 1,500 acres of land, more or less, described in Exhibit “A” attached hereto.

A copy of the executed oil and gas lease herein referred to is found at the office of Lessee at its address as listed above, or at Lessor’s address listed above.

IN WITNESS WHEREOF, the parties hereto have executed this instrument effective the 29th day of April, 2005, to evidence of record in the Official Records of the County Clerk of LaSalle County, Texas, the existence of said oil and gas lease and for all purposes.

LESSOR:

/s/ Lon Cartwright

Lon Cartwright

LESSEE:

BAY SHORE EXPLORATION, L.L.C.

BY:	/s/ Jamin Swantner
NAME (printed):	Jamin Swantner

TITLE:	President

STATE OF TEXAS	§

COUNTY OF MEDINA	§

This instrument was acknowledged before me on the 29th day of April, 2005, by Lon Cartwright.

[notary seal]	/s/ Michelle T. Shields
Notary Public, State of Texas

[Vol. 448 Page 334]

STATE OF TEXAS	§

COUNTY OF HARRIS	§

This instrument was acknowledged before me on the 10th day of May, 2005, by Bay Shore Exploration, L.L.C.

[notary seal]	/s/ Benjamin Austin Pitts
Notary Public, State of Texas

[vol. 448 page 335]

EXHIBIT “A”

Attached to and made a part of that certain Memorandum Oil and Gas Lease dated April 29, 2005, between Lon Cartwright, Lessor and Bay Shore Exploration, L.L.C., Lessee covering 1,500 acres, La Salle County, Texas

BEING 1,500 acres of land, more or less, situated in La Salle County, Texas, being all of the H. & G. N. R. R. Survey, No. 161, Abstract 278, all of the P. Johnson Survey, No. 162, Abstract 1039, part of the C. Sullivan Survey, No. 226, Abstract 1076. And being part of that same land described in that certain Mineral Deed from Holman Cartwright to Lon Cartwright, dated March 15, 1966, recorded in Volume 139, Page 205 of the Deed Records of La Salle County, Texas. And being further described in that certain deed from Matthew Cartwright et al to Holman Cartwright, dated January 12, 1940, recorded in Volume 0-3, Page 151 of the Deed Records of La Salle County, Texas, to which deed references are herein made for all purposes.

[seal]

[vol. 448 page 336]

MEMORANDUM OF OIL AND GAS LEASE

[76696]

STATE OF TEXAS	§

COUNTY OF LASALLE	§

KNOW ALL MEN BY THESE PRESENTS:

BE IT REMEMBERED that on the 29th day of April, 2005, an Oil and Gas Lease was made and entered into between Lon Cartwright, Lessor, whose address is Twin Oaks Ranch, Dinero, Texas 78350 and Bay Shore Exploration, L.L.C., Lessee, (whether one or more), whose address is 20501 Katy Freeway, Suite 216, Katy, Texas 77450, pursuant to which Lessor has leased to Lessee for a primary term of three (3) years from the 29th day of April, 2005, and so long thereafter as oil or gas is produced in paying quantities thereunder or as long as said lease is otherwise maintained in whole or in part by any other provisions of said lease, and upon the terms and conditions stated in said oil and gas lease, and subject to the royalties reserved in said oil and gas lease, those certain lands of the Lessor situated in LaSalle County, Texas, comprising 320 acres of land, more or less, described in Exhibit “A” attached hereto.

A copy of the executed oil and gas lease herein referred to is found at the office of Lessee at its address as listed above, or at Lessor’s address listed above.

IN WITNESS WHEREOF, the parties hereto have executed this instrument effective the 29th day of April, 2005, to evidence of record in the Official Records of the County Clerk of LaSalle County, Texas, the existence of said oil and gas lease and for all purposes.

LESSOR:

/s/ Lon Cartwright

Lon Cartwright

LESSEE:

BAY SHORE EXPLORATION, L.L.C.

BY:	/s/ Jamin Swantner
NAME (printed):	Jamin Swantner
TITLE:	President

STATE OF TEXAS	§

COUNTY OF MEDINA	§

This instrument was acknowledged before me on the 29th day of April, 2005, by Lon Cartwright.

[notary seal]	/s/ Michelle T. Shields
Notary Public, State of Texas

[Vol. 448 Page 337]

STATE OF TEXAS	§

COUNTY OF HARRIS	§

This instrument was acknowledged before me on the 10th day of May, 2005, by Bay Shore Exploration, L.L.C.

[notary seal]	/s/ Benjamin Austin Pitts
Notary Public, State of Texas

[vol. 448 page 338]

EXHIBIT “A”

Attached to and made a part of that certain Memorandum Oil and Gas Lease dated April 29, 2005, between Lon Cartwright, Lessor and Bay Shore Exploration, L.L.C., Lessee covering 320 acres, La Salle County, Texas

320.00 acres of land, more or less, being described as the East one-half (E/2) of H. & G. N.R.R. Survey 201, Abstract 298, and also being a part of the land described in that certain Deed dated January 12, 1940, from Matthew Cartwright, Jr. et al to Holman Cartwright, recorded in Volume 0-3, Page 151, Deed Records, LaSall County, Texas.

[stamp]

[seal]

[vol. 448 page 339]

[77891]

MEMORANDUM OF TERM ASSIGNMENT OIL AND GAS LEASE

A Term Assignment of Oil and Gas Lease (“Assignment”) has been executed by and between Devon Energy Production Company, L.P., an Oklahoma Limited Partnership, whose address is 1200 Smith Street, Suite 2500, Houston TX 77002, as “Assignor”, and Bayshore Exploration L.L.C., whose address is 20501 Katy Freeway, Suite 216, Katy, Texas 77450, as “Assignee”, which instrument is hereinafter referred to as the “Assignment”. This Memorandum of Term Assignment of Oil and Gas Lease is executed for the purpose of providing notice to third parties of the execution of said Assignment.

In the Assignment, dated effective as of the April 1, 2005, Assignor assigns and transfers exclusively to Assignee, without warranty of any kind, either express or implied, all of Assignor’s interests into the oil and gas leases described on Exhibit “A” attached hereto and made a part hereof in the County of LaSalle, State of Texas, for the purpose of exploring for, developing, operating, producing, owning, and marketing oil and gas, along with all hydrocarbon substances produced in association therewith.

The Assignment shall be in force for a primary term of Six (6) months from the effective date thereof, and for so long thereafter as oil or gas is produced in paying quantities from the Assigned Premises or from lands pooled therewith, or the Assignment is otherwise maintained in effect pursuant to the provisions thereof.

The Assignment contains various other terms, provisions and conditions, all of which are incorporated herein by reference, and made a part hereof in all respects as though the same were fully set forth herein. Executed copies of the Assignment are in the possession of the Assignor and the Assignee.

IN WITNESS WHEREOF, this Memorandum of Term Assignment of Oil and Gas Lease is effective as of the effective date of the Assignment.

ASSIGNOR:

DEVON ENERGY PRODUCTION COMPANY, L.P.

By: /s/ Hank Wood
Hank Wood
Agent and Attorney-in-Fact [JB]

ASSIGNEE:

By: /s/ Jamin Swantner
Name: Jamin Swantner
Title: President

STATE OF TEXAS

COUNTY OF HARRIS

The foregoing instrument was acknowledged before me this 27th day of April, 2005, by Jamin Swantner, as President of Bayshore Exploration L.L.C., on behalf of said corporation.

[notary seal]	/s/ Benjamin Austin Pitts
Notary Public

STATE OF TEXAS

COUNTY OF HARRIS

This instrument was acknowledged before me this 28th day of April, 2005, by Hank Wood, as Agent and Attorney-in-Fact of Devon Energy Production Company, L.P., an Oklahoma limited partnership, on behalf of said company and partnership.

[notary seal]                                                                                           /s/ Cathy L. Pineda

Notary Public

[vol. 454 page 69]

EXHIBIT “A”

Attached to and made a part of that certain Memorandum of Term Assignment of Oil and Gas Lease by and between Devon Energy Production Company, L.P., as Assignor, and Bayshore Exploration, L.L.C., as Assignee.

Oil, Gas and Mineral Lease dated October 25, 1954, between Paul Kayser, as Lessor, and Charles Sapp, as Lessee, and recorded in Volume C-5, Pages 126-131 of the Deed Records of La Salle County, Texas.

Oil, Gas and Mineral Lease dated November 21, 1946, between Matthew Cartwright, Jr., and wife Emily R. Cartwright, as Lessor, and Plymouth Oil Company, as Lessee, and recorded in Volume F-4, Pages 544-538 of the Deed Records of La Salle County, Texas.

Oil, Gas and Mineral Lease dated January 15, 1947, between Matthew Cartwright, Jr., and wife Emily R. Cartwright, as Lessor, and Plymouth Oil Company, as Lessee, and recorded in Volume G-4, Pages 6-11 of Deed Records of La Salle County, Texas.

Oil, Gas and Mineral Lease dated November 21, 1946, between James L. Cartwright, et al, as Lessor, and Plymouth Oil Company, as Lessee, and recorded in Volume F-4, Page 562 of the Deed Records of La Salle County, Texas.

insofar and insofar only as said leases cover the following described land:

2412.84 acres, more or less, described as follows:

Tract 1: All depths below 10,600 feet from the surface of the ground in 1,382.84 acres, more or less, being Lots 1, 2, 3, 4, 5, 6 and 8, Block “A”; Lots 7, 8, 10, 11, 12, 13 and 14, Block “C”; the South 160 acres out of the H. & G.N. R.R. Survey No. 237, Abstract 308, La Salle County, Texas, and being out of the George J. Greer Oil and Gas Lease Subdivision of the Cartwright Ranch, filed of record September 20, 1940 and amended January 8, 1941 of the Map Records of La Salle County, Texas.

Tract 2: All depths from the surface of the ground in 1,030 acres, more or less, being Lots 6, 10, 11, 12, 13, 14, 15, 16, 17, 18 and 19, Block “B”; the South 160 acres out of the C. Sullivan Survey No. 226, Abstract 1076, La Salle County, Texas, and being out of the George J. Greer Oil and Gas Lease Subdivision of the Cartwright Ranch, filed of record September 20, 1940 and amended January 8, 1941 of the Map Records of La Salle County, Texas.

[stamp]

[vol. 454 Page 70]